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                                                                     EXHIBIT 4.2



NUMBER                               SRI                            SHARES SRI
[     ]                                                         [       ]
                            STERILE RECOVERIES, INC.
              Incorporated under the Laws of the State of Florida


                                                            See Reverse For
COMMON STOCK                                                Certain Definitions
                                                                CUSIP


THIS CERTIFIES THAT




is the record owner of


FULLY PAID AND NON-ASSESSABLE SHARES WITH A PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF

                            STERILE RECOVERIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly
endorsed.   This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal and the facsimile signatures of the Corporation and its duly authorized officers.

    Dated:


      [/s/ James T. Boosales]    [seal]    [/s/ Richard T. Isel]
      Secretary                            President and Chief Executive Officer


Countersigned and Registered:
    First Union National Bank of North Carolina
    (Charlotte, N.C.)
         Transfer Agent and Registrar
              Authorized Signature




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                            STERILE RECOVERIES, INC.

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO THE SHARES OF EACH CLASS AND SERIES OF ITS AUTHORIZED STOCK, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES, SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

                UNIF GIFT MIN ACT - ________ Custodian _________
                           (Cust)             (Minor)
                         under Uniform Gifts to Minors
                         Act _________________________
                                    (State)

Additional abbreviations may also be used though not in the above list.


For value received, _______________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

    [                               ]


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


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Dated ______________________

                  ______________________________________________________________
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                         _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.